Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Cascade Funding L.P., Series 2

1140 Avenue of the Americas, 7th Floor

New York, New York 10036

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Cascade Funding L.P., Series 2 (the “Company”) and Barclays Capital Inc. and Performance Trust Capital Partners, LLC (collectively, the “Other Specified Parties” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of reverse mortgage loans in conjunction with the proposed offering of Cascade Funding Mortgage Trust 2018-RM2.

The Company is responsible for the information provided to us, including the information set forth in the Data File (as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On October 22, 2018, representatives of the Company provided us with a computer generated reverse mortgage asset data file and related record layout (the “Data File”) containing data, as represented to us by the Company, as of the close of business September 30, 2018, with respect to 915 reverse mortgage loans (the “Mortgage Loans”).

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Mortgage Loans relating to the mortgage asset characteristics (the “Characteristics”) set forth on the Data File and indicated below.

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Characteristics

1.       Asset number (for informational purposes only)

2.       Servicer Name (for informational purposes only)

3.       Property City

4.       Property State

5.       Property Zip Code

6.       Property Type

7.       Originator

8.       Origination Date

9.       Original Interest Rate

10.     Original Balance

11.     Rate Type (Adjustable or Fixed)

12.     Index*

13.     Margin*

14.     Maximum Interest Rate (Life Cap)*

15.     Rate Adjustment Frequency*

16.     Number Of Active Borrowers

17.     Borrower 1 Gender

18.     Borrower 2 Gender

19.     Borrower 1 Birth Date

20.     Borrower 2 Birth Date

21.     Property Appraisal Value (at Origination)

22.     Most Recent Property Value Date

23.     Most Recent Property Value Type

24.     Most Recent Property Value Amount

25.     Living Borrower FICO

26.     Living Borrower FICO Date

27.     Living CoBorrower FICO

28.       Living CoBorrower FICO Date

29.       Original Payment Type

30.       Title Insurance Agency

31.       Principal Limit Growth Rate

32.       Current Balance

33.       Current Gross Principal Limit

34.       Current Line of Credit Available

35.       Next Rate Adjustment Date*

36.       Current Interest Rate

37.       Monthly Servicing Fee

38.       Current Repairs Set Aside

39.       Current Taxes and Insurance Set Aside

40.       Borrower 1 Death Date (if applicable)

41.       Borrower 2 Death Date (if applicable)

42.       Inspection Complete Date

43.       Occupancy Status

44.       Loan Status

45.       Originator Program

46.       Current Payment Type

47.       Scheduled Monthly Payment

48.       Borrower 1 Age**

49.       Borrower 2 Age**

50.       Youngest Living Borrower Age

51.       Original Loan-to-Value Ratio

52.       Current Loan-to-Value Ratio

53.       Asset Age

54.       Normal Method of Foreclosure

* For Mortgage Loans with a Rate Type, as set forth on the AMC Data File (as defined below), of “Adjustable” only.

** For Mortgage Loans that do not indicate a Borrower 1 Death Date or Borrower 2 Death Date, as applicable, on the AMC Data File (as defined below).

We compared Characteristics 3. through 30. to the corresponding information set forth on or derived from an electronic mortgage asset file, prepared, created and delivered by the Company, as of close of business September 30, 2018 (the “AMC Data File”).

We compared Characteristics 31. through 47. to the corresponding information set forth on or derived from electronic mortgage loan files, prepared, created and delivered by the Company, from the servicer system, as of close of business September 30, 2018 (collectively, the “Servicer System File”).

With respect to Characteristic 48., we recomputed the Borrower 1 Age by determining the number of years from and exclusive of the Borrower 1 Birth Date (as set forth on the AMC Data File) to and inclusive of September 30, 2018. At your instruction, the resulting value (as determined above) was rounded down to the next whole integer.  We compared the result of such recomputation to the Borrower 1 Age as set forth on the Data File.

With respect to Characteristic 49., we recomputed the Borrower 2 Age by determining the number of years from and exclusive of the Borrower 2 Birth Date (as set forth on the AMC Data File) to and inclusive of September 30, 2018. At your instruction, the resulting value (as determined above) was rounded down to the next whole integer. We compared the result of such recomputation to the Borrower 2 Age as set forth on the Data File.

We compared Characteristic 50. to the lesser of the Borrower 1 Age and Borrower 2 Age (as determined above).

With respect to Characteristic 51., we recomputed the Original Loan-to-Value Ratio by dividing the Original Balance by the Property Appraisal Value (at Origination) (each as set forth on the AMC Data File). At the instruction of the Company, the resulting value was multiplied by 100 and rounded to the nearest one hundredth decimal. We compared the result of such recomputation to the Original Loan-to-Value Ratio set forth on the Data File.

With respect to Characteristic 52., we recomputed the Current Loan-to-Value Ratio by dividing the Current Balance (as set forth on the Servicer System File) by the Most Recent Property Value Amount (as set forth on the AMC Data File). At the instruction of the Company, the resulting value was multiplied by 100 and rounded to the nearest one hundredth decimal. We compared the result of such recomputation to the Current Loan-to-Value Ratio set forth on the Data File.

With respect to Characteristic 53., we recomputed the Asset Age by determining the number of months from and inclusive of Origination Date (as set forth on AMC Data File) to and inclusive of September 30, 2018.

At the instruction of the Company, we accessed the “RealtyTrac Website” (https://www.realtytrac.com/real-estate-guides/foreclosure-laws/) on October 23, 2018. Using the Property State (as set forth on AMC Data File), we compared Characteristic 54. to the corresponding information set forth on RealtyTrac Website.

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristic 31., for each Mortgage Loan with (i) an Originator Program of “Cash Account,” “Independence Plan” or “Reverse Select” (as set forth on or derived from the Servicer System File) and (ii) a Servicer Name of “Reverse Mortgage Solutions, Inc” (as set forth on the Servicing System File), we were instructed to set the Principal Limit Growth Rate to 5.00% and compare such rate to the corresponding information set forth on the Data File;

•	with respect to our comparison of Characteristics 34., a current line of credit available of zero set forth on or derived from the Servicing System File was deemed to be in agreement with a current line of credit available of less than zero set forth on or derived from the Data File; and

•	with respect to our comparison of Characteristics 46., a Current Payment Type of “Line Of Credit” set forth on the Data File was deemed to be in agreement with a Current Payment Type of “TENURE” set forth on the Servicing System File.

The loan documents described above, including any information obtained from the RealtyTrac Website, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Source Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Source Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Source Documents. In addition, we make no representations as to whether the Source Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Mortgage Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Data File were found to be in agreement with the above-mentioned Source Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the Mortgage Loans underlying the Data File, or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the Mortgage Loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

October 23, 2018